SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

OLD MUTUAL FUNDS I
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of Each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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OLD MUTUAL FUNDS I
ON BEHALF OF THE
OLD MUTUAL ANALYTIC GLOBAL FUND
4643 South Ulster Street, Suite 600
Denver, Colorado 80237
1-888-772-2888
www.oldmutualus.com

August 11 , 2009

Dear Old Mutual Analytic Global Fund Shareholder:

Old Mutual Funds I ( the “Trust”) will hold a special meeting of shareholders of the Old Mutual Analytic Global Fund (the “Fund”) on October 22, 2009, at 10:30 a.m. Mountain Time, at the offices of Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado, 80237.  The purpose of the meeting is to vote on an important proposal affecting the Fund and you as a shareholder of the Fund.  This package contains important information about the proposal, a meeting notice, a proxy statement, a proxy card, and simple instructions on how to vote by phone or via the Internet.

At the October 22, 2009 special meeting, and any adjournments thereof, you will be asked to approve a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution.  While we appreciate the confidence and support you have placed in us through your investment with the Fund, the Fund’s Board of Trustees (the “Board”) believes that this proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote for the proposal. The Board has concluded, after deliberation and consideration of other alternatives, that the continued operation of the Fund is not economically feasible and that it is improbable that sales of the Fund’s shares can be increased to a viable level.

The enclosed materials contain important information about the proposal, and seek your approval of the Plan of Liquidation and Dissolution, which provides for the liquidation and dissolution of the Fund. We encourage you to read the entire proxy statement, which describes the proposal in detail. If the proposal is approved by shareholders, the Fund will be liquidated on or about November 9, 2009.

THE FUND’S BOARD HAS CAREFULLY CONSIDERED THE PROPOSAL, BELIEVES THE PROPOSAL TO BE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

You may vote in one of four ways:

BY MAIL using the enclosed proxy card;

BY INTERNET through the website on your proxy card;

BY TELEPHONE by calling the number indicated on your proxy card; or

IN PERSON at the special meeting of shareholders on October 22, 2009.

Your vote is extremely important, no matter how many shares you own.  If we do not receive sufficient votes to approve the proposal, we may have to send additional mailings or conduct telephone solicitations.  If you have any questions about the proposal, please call our proxy solicitor, Broadridge Financial Services, Inc., at 1-866-451-3782.

Sincerely,

Chairman
Old Mutual Funds I

OLD MUTUAL ANALYTIC GLOBAL FUND
(A series portfolio of Old Mutual Funds I)

4643 South Ulster Street, Suite 600
Denver, Colorado 80237
1-888-772-2888
www.oldmutualus.com

______________________________________________________________

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 22, 2009
______________________________________________________________

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Old Mutual Analytic Global Fund (the “Fund”), a series portfolio of Old Mutual Funds I, will be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on October 22, 2009, at 10:30 a.m. Mountain Time (the “Meeting”), for the purpose of voting on the proposal set forth below and to transact such other business that may properly come before the Meeting, or any adjournments thereof:

To approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

The proposal is discussed in greater detail in the attached proxy statement (the “Proxy Statement”).  You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund at the close of business on July 30, 2009.  If you attend the Meeting or any adjournments thereof, you may vote your shares in person.  Whether or not you intend to attend the Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)
Internet: Have your proxy card available. Vote on the internet by accessing the website listed on your proxy card. Enter the control number from your proxy card. Follow the simple instructions found on the website;

(2)	Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

(3)
Telephone: Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card which is available 24 hours a day, 7 days a week. Enter the control number on the proxy card.

By order of the Board of Trustees,

Andra C. Ozols, Secretary
Old Mutual Funds I

Dated:  August 11 , 2009
Denver, Colorado

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE VOTE YOUR PROXY PROMPTLY.
Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by telephone or internet in accordance with the instructions on the enclosed proxy card (s) .  You may also vote by signing and dating the enclosed proxy card(s) and returning the proxy card(s) using the enclosed return postage-paid envelope.  Voting by telephone, internet or returning the enclosed proxy card(s) will help the Fund avoid the expenses of additional solicitations.
If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted “FOR” the proposal described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.
To avoid the additional expense of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

OLD MUTUAL ANALYTIC GLOBAL FUND

IMPORTANT QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

Old Mutual Funds I (the “Trust”) will hold a meeting of shareholders of the Old Mutual Analytic Global Fund (the “Fund”) on October 22, 2009.  It is important for you to vote on the issue described in this proxy statement.  Please read the proxy statement in its entirety as the explanations in the proxy statement will help you decide on the issue.

The following questions and answers address the proposal and the proxy voting process:

Q:           What issues am I being asked to vote on?

A:           You are being asked to approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

Q:           Who is asking for my vote?

A:           The enclosed proxy is solicited by the Fund’s Board of Trustees (the “Board”).  After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposal.

Q:           Why is the Board recommending approval of the Plan of Liquidation and Dissolution?

A:            Old Mutual Capital, Inc. (“OMCAP”) believes it is unlikely that the Fund will grow substantially in the foreseeable future. Because of the Fund’s small asset size and resultant inefficiencies, such as the high costs of operating and the Fund’s inability to realize economies of scale, OMCAP has concluded that it would be in the best interests of the Fund and its shareholders to liquidate the Fund.  OMCAP, therefore, recommended that this course of action be considered by the Board.

At a meeting held on July 28, 2009, the Board considered the recommendation by OMCAP that it would best serve the interests of the Fund and its shareholders to liquidate the Fund.  In evaluating the Plan of Liquidation and Dissolution for the Fund (the “Plan”), the Board considered a number of factors, including particularly the Fund’s current asset size, its current expense ratio, and the likelihood that the Fund’s assets may not grow appreciably in the foreseeable future to allow the Fund to operate efficiently. The Board considered that OMCAP currently absorbs the expenses associated with managing and administering the Fund to the extent such expenses exceed the current contractual limits.  The Board then took into consideration that a declining asset base coupled with the projected corresponding increase in management and administration expenses could result in a determination by OMCAP that it could not continue to subsidize increasing expenses. The Board noted that this ultimately could have a negative impact on performance for the Fund to the detriment of shareholders. Finally, the Board considered the difficulties related to achieving relative performance with a small asset base and the potential for further negative impact on performance to the detriment of shareholders. Based on its consideration of these and other factors deemed relevant, the Board determined that approval of the Plan was in the best interests of the Fund and its shareholders.

Q:           What are the consequences to shareholders if the Plan is approved?

A:           If the Plan is approved by shareholders at the October 22, 2009 shareholder meeting or any adjournments thereof (the “Effective Date”), the liquidation will take place as soon as practicable following such approval (the “Liquidation Date”).  After the close of business on the Effective Date, the Fund will cease its business as a registered investment company and will not engage in any business except for the purpose of winding up its business affairs.  After the Effective Date, the Fund’s assets will be liquidated and the net proceeds will be distributed to the Fund’s shareholders of record as of the close of business on the Liquidation Date.

Q:           How will my investment be returned to me if I am a shareholder of record as of the close of business on the Liquidation Date?

A:           If you are a shareholder as of the close of business on the Liquidation Date, you will receive a check from the Fund representing your pro rata interest in the Fund’s net assets as of the Liquidation Date.

Q:           May I redeem my investment after the shareholder meeting has taken place?

A:           Yes, you may continue to redeem your investment up to the Liquidation Date.

Q:           What are the tax consequences to shareholders if the Plan is approved?

A:           Generally, the receipt of distributions from the Fund, including distributions resulting from the liquidation of the Fund, is considered a taxable event. Each shareholder’s tax consequences differ, and shareholders are urged to consult their tax adviser to determine the tax consequences of receiving the liquidating distribution.

Q:	What will happen if the Plan is not approved by shareholders?

A:           If the proposed Plan is not approved by shareholders, the Board and OMCAP would consider other alternatives to liquidating and dissolving the Fund.

Q:           Who will pay for the proxy solicitation, legal and other costs associated with the proposal?

A:           OMCAP will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation, except as may otherwise be agreed upon between the Fund and OMCAP.  The Fund’s shareholders will pay their own expenses, if any.  Costs associated with the approval of the proposal generally include printing and mailing costs, solicitation costs, legal costs, and other miscellaneous costs. Broadridge has been engaged to assist in the solicitation of proxies, at an estimated cost of $19,350, plus expenses.

Q:           Who is eligible to vote?

A:           Fund shareholders of record as of July 30, 2009 are eligible to vote on the proposal.

Q:           How do I vote my shares?

A:           You may vote by telephone or via the internet.  Your proxy card has the telephone number and website listed on it.  Please keep in mind that you save the Fund time and additional costs by voting by telephone or via the internet.  You may also vote by returning the enclosed proxy card.  If you cast your vote by telephone or through the internet, please do not return your proxy card.

Q:           Will I be contacted about voting my shares?

A:           Your vote is very important, no matter how may shares you own.  If you do not submit your vote promptly after receipt of the proxy statement, you may be contacted by a representative of Broadridge, the Fund’s proxy solicitor, who will request that you vote your shares.  Officers and employees of OMCAP and its affiliates may also contact you to request that you vote your shares.

Q:           Whom do I contact with questions about the proxy statement?

A:           If you have any other questions or need further assistance in voting, please call Broadridge, the Fund’s proxy solicitor, toll-free at 1-866-451-3782.

After careful consideration, the Fund’s Board has unanimously approved the proposal.

The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES.  ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

OLD MUTUAL ANALYTIC GLOBAL FUND
(A series portfolio of Old Mutual Funds I)

4643 South Ulster Street, Suite 600
Denver, Colorado 80237
1-888-772-2888
www.oldmutualus.com

PROXY STATEMENT

DATED August 11 , 2009

This proxy statement is being furnished to the shareholders of the Old Mutual Analytic Global Fund (the “Fund”), a series portfolio of Old Mutual Funds I, a Delaware statutory trust (the “Trust”), by the Fund’s Board of Trustees (the “Board”) in connection with the solicitation of shareholder votes by proxy to be voted at the special meeting of shareholders or any adjournments thereof (the “Meeting”).  The Meeting will be held on October 22, 2009 at 10:30 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. (“Old Mutual Capital”) located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. It is expected that the Meeting notice, proxy statement, and proxy card will be first mailed to shareholders on or about August 21, 2009.

At the Meeting, you will be asked to consider and vote on a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution.  If approved by shareholders, the Plan of Liquidation and Dissolution provides for the sale of the Fund’s assets and distribution of the net proceeds to the Fund’s shareholders.  A copy of the Plan of Liquidation and Dissolution is attached to this proxy statement as Appendix A.  The Board recommends that you vote “FOR” this proposal.

The Board intends to bring before the Meeting the matter set forth herein and any other business that may properly come before the Meeting. If you wish to participate in the Meeting, you may vote your proxy on the internet, by calling the toll-free telephone number listed on your proxy card, by returning your proxy card in the mail, or by attending the Meeting and voting in person.  If you wish to attend the meeting in person, you may obtain directions to the location of the Meeting by calling the offices of Old Mutual Capital toll-free at 1-888-772-2888.  Your vote is important, no matter how many shares you own.  A more detailed description of the various voting procedures is provided in the section of this proxy statement entitled “How to Vote and Revocation of Proxy.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 22, 2009:

•	The proxy statement is available at https://investors.oldmutualus.com/investment-center/utilities/proxy-voting.aspx.

•	In addition to accessing the proxy statement at the website listed above, shareholders may access a sample proxy card and additional solicitation materials.

•	Please note that the enclosed proxy card includes a control number that you will need to have available for your reference if you choose to vote online or by telephone.

PROPOSAL

Introduction
Background and Reasons for the Proposed Liquidation
Plan of Liquidation and Dissolution
Tax Consequences of the Liquidation

VOTING INFORMATION

Voting Eligibility and Number of Votes
Quorum Requirement
Required Vote
How to Vote and Revocation of Proxy
Proxy Solicitation
Adjournment

ADDITIONAL INFORMATION

The Adviser, Administrator and Distributor
Annual Report and Semi-Annual Report
Delivery of Proxy Statement - Householding
Shareholder Proposals
Other Business

Plan of Liquidation and Dissolution	APPENDIX A
Beneficial Owners of the Fund’s Voting Securities	APPENDIX B
Form of Proxy Card	APPENDIX C

PROPOSAL

Introduction

The Board has approved, subject to shareholder approval, the liquidation and dissolution of the Fund, pursuant to a Plan of Liquidation and Dissolution (the “Plan”).  If approved by shareholders, the Plan provides for the sale of the Fund’s assets and distribution of the net proceeds to the Fund’s shareholders.  The discussion contained herein is qualified entirely by reference to the Plan, attached to this proxy statement as Appendix A.

 Background and Reasons for the Proposed Liquidation

The Fund is a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is a series portfolio of Old Mutual Funds I, a statutory trust organized under the laws of the State of Delaware on May 27, 2004.  The Fund commenced operations on March 1, 2006.

At a meeting held on July 28, 2009, the Board considered the recommendation by Old Mutual Capital that it would best serve the interests of the Fund and its shareholders to liquidate the Fund.  In evaluating the Plan, the Board considered a number of factors, including particularly the Fund’s current asset size, its current expense ratio, and the likelihood that the Fund’s assets may not grow appreciably in the foreseeable future to allow the Fund to operate efficiently. The Board considered that Old Mutual Capital currently absorbs the expenses associated with managing and administering the Fund to the extent such expenses exceed the current contractual limits.  The Board then took into consideration that a declining asset base coupled with the projected corresponding increase in management and administration expenses could result in a determination by Old Mutual Capital that it could not continue to subsidize increasing expenses. The Board noted that this ultimately could have a negative impact on performance for the Fund to the detriment of shareholders.  The Board considered the difficulties related to achieving relative performance with a small asset base and the potential for further negative impact on performance to the detriment of shareholders.   The Board considered the possibility of merging the Fund with and into another fund, but determined that the Fund’s small asset size and economics would not justify a merger. Based on its consideration of these and other factors deemed relevant, the Board determined that approval of the Plan was in the best interests of the Fund and its shareholders.

 Plan of Liquidation

On July 28, 2009, the Board approved the Plan, which is attached to this proxy statement as Appendix A.  Shareholders are encouraged to read the Plan in its entirety.

The effective date of the Plan is anticipated to be on or about October 22, 2009 (the “Effective Date”).  Immediately following the Effective Date, the Fund intends to cease its regular business as a series of an investment company except for the purposes of winding up its business and affairs, preserving the value of its assets, and distributing its assets to shareholders of the Fund as of the Liquidation Date (defined below) in accordance with the provisions of the Plan, after discharging or making reasonable provision for its liabilities.  However, the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.  Consistent with the provisions of the Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Declaration of Trust, as amended, and Amended and Restated Bylaws, and all applicable laws and regulations.

As soon as reasonable and practicable after the Effective Date, but in no event later than November 6, 2009, the Fund intends to convert all of its assets into cash or cash equivalents or to otherwise liquidate its assets.  As soon as reasonably practicable after the Fund’s assets have been reduced to cash or cash equivalents, but no later than November 9, 2009 (the “Liquidation Date”), the Fund intends to distribute pro rata to its shareholders of record as of the close of business on or about November 6, 2009, all of the Fund’s then existing assets except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date; and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund then on the Fund’s books.

The Board may authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.  The Board may abandon the Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.   Old Mutual Capital will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation, except as may otherwise be agreed upon between the Fund and OMCAP.  The Fund’s shareholders will pay their own expenses, if any.

 Tax Consequences of the Liquidation

The Fund intends to maintain its qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended , through the Liquidation Date.  As a RIC, the Fund will not be taxed on its investment income or capital gains, to the extent distributed to its shareholders.  As discussed above, shareholders of record as of the close of business on the Liquidation Date will receive a liquidating distribution. Generally, the receipt of distributions from the Fund, including liquidating distributions, is a taxable event.

Each shareholder’s tax consequences differ, and shareholders are urged to consult their tax adviser to determine the tax consequences of receiving the liquidating distribution.

VOTING INFORMATION

 Voting Eligibility and Number of Votes

Shareholders of record as of the close of business on July 30, 2009 (“Record Date”) are entitled to vote at the Meeting.  The number of shares outstanding of each class of the Fund as of the Record Date is listed in the table below.  Shareholders are entitled to one vote for each whole share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote, as determined as of the Record Date.

Title of Class	Shares Outstanding as of July 30, 2009

Class A	358,395.811

Class C	476,532.587

Class Z	21,150.573

Institutional Class	14,923.087

 Quorum Requirement

The presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote at the Meeting will constitute a quorum.  Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting.  As a result, they have the same effect as a vote against the proposal.  Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal.

 Required Vote

When a quorum is present at the Meeting, approval of the proposal will require the affirmative vote of a majority of shares represented.  This means that the vote of a majority of one-third of the outstanding shares of the Fund entitled to vote at the meeting, represented at the Meeting in person or by proxy, shall decide the proposal.

 How to Vote and Revocation of Proxy

If you attend the Meeting or any adjournments thereof, you may vote your shares in person.  Whether or not you intend to attend the Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)
Internet: Have your proxy card available. Vote on the internet by accessing the website listed on your proxy card. Enter the control number from your proxy card. Follow the simple instructions found on the website;

(2)	Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

(3)
Telephone: Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card which is available 24 hours a day, 7 days a week. Enter the control number on the proxy card.

Should you require additional information regarding the proxy statement or replacement proxy cards, you may contact Broadridge toll-free at 1-866-451-3782.  You may revoke an executed proxy by (i) a written instruction that is received by the Secretary of the Trust at any time before the Meeting; (ii) delivery of a later-dated proxy card; or (iii) attendance at the Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card.  If no instruction is provided on a properly executed, unrevoked proxy card, the shares represented by such proxy card will be voted “FOR” the approval of the Plan and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.

 Proxy Solicitation

The Board expects that the solicitation of proxies from shareholders will be conducted principally by sending the notice of Meeting, proxy statement and proxy card through the mail, but solicitation may also be made by telephone, email or the internet.  Officers and employees of Old Mutual Capital and its affiliates may contact you to solicit your proxy by telephone, mail, email or the internet.  These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Fund.

Broadridge has been engaged to assist in the solicitation of proxies at an estimated cost of $19,350, plus expenses.  Old Mutual Capital will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation, except as may otherwise be agreed upon between the Fund and Old Mutual Capital.  The Fund’s shareholders will pay their own expenses, if any.    Costs associated with the approval of the proposal generally include printing and mailing costs, solicitation costs, legal costs, and other miscellaneous costs.

As the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of Broadridge, or a representative of Old Mutual Capital or its affiliates, if such shareholder’s votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder previously received the proxy statement and related materials.  If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information provided agrees with the information on record with Broadridge, then the Broadridge representative has the responsibility to explain the voting process, read the proposal listed on the proxy card, and ask for the shareholder’s voting instructions on the proposal.  Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement.  The Broadridge representative will record the shareholder’s instructions.  Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

 Adjournment

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of one-third of those shares present at the Meeting or represented by proxy.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by applicable rules and regulations, including proposals for which timely notice was not received.

ADDITIONAL INFORMATION

 The Adviser, Administrator and Distributor

The principal offices of the Fund’s investment adviser, Old Mutual Capital, and the Fund’s distributor, Old Mutual Investment Partners, are located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.  Old Mutual Capital is a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange listed international financial services firm.  Old Mutual (US) Holdings, Inc. is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, and Old Mutual plc is located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG United Kingdom.  The principal offices of the Fund’s sub-adviser, Analytic Investors LLC, are located at 555 West 5th Street, 50th Floor, Los Angeles, CA  90013.

 Annual Report and Semi-Annual Report

The most recent annual report and semi-annual report for Old Mutual Funds I and the Fund are available without charge by writing to Old Mutual Funds I, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling 1-888-772-2888.  The Securities and Exchange Commission (“SEC”) maintains a website at http://www.sec.gov that contains the most recent annual report and semi-annual report and other information about Old Mutual Funds I.

 Delivery of Proxy Statement - Householding

Only one proxy statement is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders.  The Fund will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders may notify the Fund that they wish to receive a separate copy of this proxy statement, or wish to receive separate proxy statements in the future, by calling 1-888-772-2888 or writing to Old Mutual Funds I at P.O. Box 219534, Kansas City, Missouri  64121-9534.  Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiple copies of proxy statements by calling or writing to Old Mutual Funds I as indicated above.

 Shareholder Proposals

As a general matter, the Fund does not hold regular meetings of shareholders.  If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Fund at the address set forth on the first page of this proxy statement.  To be considered for presentation at a shareholder meeting, the Fund must receive proposals a reasonable time before proxy materials are prepared relating to that meeting.  Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at a meeting, as inclusion and presentation are subject to compliance with certain Federal regulations.

 Other Business

The Board does not intend to present any other business at the Meeting and knows of no other matters that are to be brought before the Meeting. However, if any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment with respect to such matters.

APPENDIX A

Plan Of Liquidation And Dissolution
of
Old Mutual Analytic Global Fund
(a series portfolio of Old Mutual Funds I)

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of the Old Mutual Analytic Global Fund (the “Fund”), a series portfolio of the Old Mutual Funds I, a statutory trust organized under the laws of the State of Delaware (the “Trust”), registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Agreement and Declaration of Trust, as amended, (the “Declaration of Trust”), and Amended and Restated Bylaws (the “Bylaws”) (together, the “Organizational Documents”).  All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

WHEREAS, in light of the Fund’s small asset size and resultant inefficiencies, such as the high costs of operating and the Fund’s inability to realize economies of scale, the Fund’s investment advisor, Old Mutual Capital, Inc. (“OMCAP”) has recommended that the Fund be liquidated and dissolved; and

WHEREAS, the Fund’s Board of Trustees (the “Board”) has considered the impact on the Fund’s shareholders of the termination, liquidation and dissolution of the Fund; and

WHEREAS, the Board has determined that the liquidation and dissolution of the Fund is advisable and in the best interests of the Fund and its shareholders, and has considered and approved this Plan as the method of accomplishing such liquidation and dissolution; and

WHEREAS, pursuant to Section 6.1 of the Declaration of Trust, shareholders may approve the termination of the Fund, provided that the Board has called a meeting of the shareholders for the purpose of approving any such termination.

NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

1.           Effective Date of Plan.  The effective date of the Plan (the “Effective Date”) shall be October 22, 2009.

2.           Liquidation. Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents and all applicable laws and regulations, including but not limited to Section 331 of the Code (the “Liquidation”, and the date on which the final liquidating distribution is made, the “Liquidation Date”).

3.           Notice of Liquidation.  As soon as reasonable and practicable after the adoption by the Board of this Plan, the Fund shall file with the Securities and Exchange Commission (the “SEC”) and provide to Fund shareholders a Proxy Statement on Schedule 14A and Notice of Meeting of Shareholders to provide notice to the Fund’s shareholders that this Plan has been approved by the Board and that a meeting of the Fund’s shareholders will be held for the purpose of voting on a proposal to approve the Liquidation pursuant to the Plan.

4.           Cessation of Business.  On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

5.           Payment of Debts.  As soon as reasonable and practicable after the Effective Date, the Fund shall determine and pay in full, or make reasonable provision to pay, all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.

6.           Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, but in no event later than November 6, 2009, all of the Fund’s assets shall be converted into cash or cash equivalents or otherwise liquidated.

7.           Liquidating Distribution.  As soon as reasonable and practicable after the Fund’s assets have been reduced to cash or cash equivalents, but no later than November 9, 2009, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund then on the Fund’s books.

8.           Satisfaction of Federal Income and Excise Tax Distribution Requirements.   If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.  Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 8 as having been paid out as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 8.

9.           Expenses in Connection with this Plan.  OMCAP will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation, except as may otherwise be agreed upon between the Fund and OMCAP.  The Fund’s shareholders will pay their own expenses, if any.

10.           Post-Liquidation Insurance.  OMCAP will ensure that the Fund and/or the Trustees continue to be covered under the Errors and Omissions, Excess Liability, and Independent Directors Safety Net Liability Policies in effect for the trusts in the Old Mutual Funds complex for a period of three years following the Liquidation.

11.           Powers of the Board.  The Board and the officers of the Fund, subject to the direction of the Board, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers.  The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.

12.           Filings.  The Board hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and dissolution of the Fund with the State of Delaware, the Internal Revenue Service (the “IRS”), the Securities and Exchange Commission, or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the IRS within 30 days of adoption by Fund shareholders of this Plan.

13.           Amendment of Plan.  The Board shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Fund’s Organizational Documents, and the winding up of the affairs of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.  The Board may abandon this Plan at any time with respect to the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Adopted in principle by the Fund’s Board on July 28, 2009.

APPENDIX B

BENEFICIAL OWNERS OF THE FUND’S VOTING SECURITIES
AS OF JULY 30, 2009

The table below lists all beneficial owners of more than 5% of each class of the Fund’s voting securities:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

Class A	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	204,004.651 Shares	56.921%

Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	218,467.887 Shares	45.845%

Class Z	Old Mutual Capital, FBO Old Mutual U.S. Holdings Inc. 4643 South Ulster Street, Ste. 600 Denver, CO 80237-2853	12,814.886 Shares	60.558%

	Robert M. Hamje 4643 South Ulster Street, Ste. 600 Denver, CO 80237	5,375.530 Shares	25.415%

	National Financial Services Corporation, for the Exclusive Benefit of Customers 200 Liberty Street, One World Financial Center Attn: Mutual Funds Dept. 5 th Floor New York, NY 10281	2,480.760 Shares	11.729%

Institutional Class	Old Mutual Capital, FBO Old Mutual U.S. Holdings Inc. 4643 South Ulster Street, Ste. 600 Denver, CO 80237-2853	14,923.087 Shares	100%

*	None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

The table below lists the trustee and executive officer beneficial ownership in each class of the Fund’s voting securities:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

Class A	N/A	N/A	0.00%

Class C	N/A	N/A	0.00%

Class Z	Robert M. Hamje 4643 South Ulster Street, Ste. 600 Denver, CO 80237	5,375.530 Shares	25.415%

Institutional Class	N/A	N/A	0.00%

Total Trustee and Executive Officer ^ Ownership:			0.617%

^	Executive officers as defined by Item 402(a)(3) of Regulation S-K.

*	None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

APPENDIX C

Form of Proxy Card

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M16321- S49139	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

OLD MUTUAL ANALYTIC GLOBAL FUND

This Proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY SHALL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PROPOSAL	For Against Abstain

     TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE OLD MUTUAL ANALYTIC GLOBAL FUND WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.
0 0 0

This Proxy may be revoked by the Shareholder at any time prior to the Special Meeting

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY.

Please sign and date your Proxy and return promptly in the accompanying envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

PROXY
FOR

SPECIAL MEETING OF SHAREHOLDERS OF

THE FOLLOWING PORTFOLIO OF OLD MUTUAL FUNDS I

OLD MUTUAL ANALYTIC GLOBAL FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

The undersigned hereby appoints Julian F. Sluyters and Andra C. Ozols, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Old Mutual Analytic Global Fund, a series portfolio of Old Mutual Funds I, to be held at 4643 South Ulster Street, Suite 600, Denver, Colorado, 80237, at 10:30 a.m. Mountain Time, on October 22, 2009, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on July 30, 2009, upon the proposal set forth on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.